                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              Comm Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

        ------------------------------------------------------------------------

     (3)  Filing party:

        ------------------------------------------------------------------------

     (4)  Date filed:

        ------------------------------------------------------------------------

                                                [COMMBANCORP, INC. LOGO-GRAPHIC]




NOTICE OF 2002
ANNUAL MEETING
OF STOCKHOLDERS
AND PROXY STATEMENT



           _________________________________________________________


                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                               YOUR PROXY PROMPTLY

           _________________________________________________________






                                                        Friday, June 7, 2002
                                                        10:30 A.M.
                                                        Elk Mountain Ski Resort
                                                        Route 374
                                                        Union Dale, Pennsylvania

Comm Bancorp, Inc.
125 North State Street
Clarks Summit, PA 18411
(570) 586-0377

WILLIAM F. FARBER, SR.
Chairman


                                                [COMMBANCORP, INC. LOGO-GRAPHIC]


May 9, 2002


Dear Stockholder:

You are cordially invited to join us at the 2002 Annual Meeting of Stockholders in Union Dale, Pennsylvania, on June 7, 2002.

Enclosed with this Proxy Statement are your voting instructions and the 2001 Annual Report.

At this meeting, we will vote on the matters described in the Proxy Statement. We know that it is not practical for many stockholders to attend the Annual Meeting in person. In addition, annual meetings are not the most efficient way to communicate with our stockholders. Therefore, we encourage you to visit our site on the World Wide Web at http://www.combk.com for up-to-the-moment news about the Company. After the meeting, you are invited to enjoy a light luncheon.

Whether or not you plan to attend the Annual Meeting, we strongly encourage you to designate the proxies shown on the attached form to vote your shares. Please complete, sign, date and return by mail the enclosed proxy form in the envelope provided.

I would like to take this opportunity to remind you that your vote is important.


                                        Sincerely,


                                        /s/ William F. Farber, Sr.
                                        ----------------------------------------
                                        William F. Farber, Sr.
                                        Chairman

                        [COMMBANCORP, INC. LOGO-GRAPHIC]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


DATE:     June 7, 2002
TIME:     10:30 A.M.
PLACE:    Elk Mountain Ski Resort
          Route 374
          Union Dale, Pennsylvania



MATTERS TO BE VOTED UPON:

1. A proposal to elect the thirteen directors named in the attached proxy to serve for a one-year term;

2. A proposal to ratify the appointment of Kronick Kalada Berdy & Co. as our independent auditors for the year 2002; and

3.   Any other matters that may properly come before the meeting.


YOUR BOARD OF DIRECTORS RECOMMENDS YOU VOTE IN FAVOR OF THE PROPOSALS TO ELECT THE DIRECTORS AND TO APPOINT KRONICK KALADA BERDY & CO.

Stockholders who are holders of record of the Company's Common Stock at the close of business on March 15, 2002, will be entitled to vote at the meeting. If you plan to attend the meeting, please indicate your wish by checking the box that appears on the proxy form.

IT WILL BE HELPFUL TO US IF YOU WILL READ THE PROXY STATEMENT AND THE VOTING INSTRUCTIONS ON THE PROXY FORM, AND THEN VOTE BY PROMPTLY FILLING OUT, SIGNING AND DATING THE PROXY FORM AND RETURNING IT BY MAIL IN THE ENVELOPE PROVIDED.

By Order of the Board of Directors,



/s/ William F. Farber, Sr.
------------------------------------
William F. Farber, Sr.                          Clarks Summit, Pennsylvania
Chairman                                        May 9, 2002

                                TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------
 QUESTIONS AND ANSWERS...................................................   1

 BOARD OF DIRECTORS......................................................   2
*  PROPOSAL TO ELECT THE DIRECTORS (ITEM 1 ON PROXY FORM)................   2
   Required Vote ........................................................   3
   Committees of the Board of Directors..................................   4
   Board of Directors' Compensation......................................   5

 STOCK OWNERSHIP.........................................................   6
   Stock Owned by Directors and Executive Officers.......................   6
   Compliance with Section 16(a) of the Securities Exchange Act of 1934..   6
   Voting Stock Owned by "Beneficial Owner"..............................   7

 EXECUTIVE COMPENSATION..................................................   7
   Summary Compensation Table............................................   7
   Report of the Executive Compensation Committee........................   8
   Estimated Retirement Benefits.........................................   9
   Change in Control Agreements..........................................   9
   Five-Year Performance Graph...........................................  11

 AUDIT COMMITTEE REPORT .................................................  12

 INDEPENDENT AUDITORS....................................................  13
*  PROPOSAL TO RATIFY THE APPOINTMENT OF KRONICK KALADA BERDY & CO.
   (ITEM 2 ON PROXY FORM)................................................  13
   Required Vote ........................................................  13
   Audit Fees ...........................................................  13
   Financial Information Systems Design and Implementation Fees .........  13
   All Other Fees .......................................................  13

 OTHER INFORMATION.......................................................  14
   Transactions Involving the Company's Directors and Executive Officers.  14
   No Significant Legal Proceedings......................................  14
   Other Proposed Action.................................................  14
   Stockholder Proposals and Nominations for 2003 Annual Meeting.........  14
   Additional Information Available......................................  15

 EXHIBIT 1: Charter of the Audit Committee...............................  16

---------------
* Matters to be voted upon

                              QUESTIONS AND ANSWERS

--------------------------------------------------------------------------------
Q:   WHAT AM I VOTING ON?
A:   Two proposals. Item numbers refer to item numbers on the proxy form.
          Item 1.   To elect thirteen directors.
          Item 2.   To ratify the appointment of Kronick Kalada Berdy & Co.
                    as independent auditors of the Company for the year ending December 31, 2002.
--------------------------------------------------------------------------------
Q:   WHO CAN VOTE?
A: All stockholders of record at the close of business on March 15, 2002, are entitled to vote. Holders of the Company's Common Stock are entitled to a vote per share. Fractional shares, such as those in the dividend reinvestment plan, will be voted.
--------------------------------------------------------------------------------
Q:   HOW DO I VOTE FOR DIRECTORS?
A: Each share is entitled to cast a vote for each nominee. For example, if you can vote 100 shares, you can cast up to 100 votes for each nominee for director.
--------------------------------------------------------------------------------
Q:   WHO CAN ATTEND THE MEETING?
A: All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Seating, however, is limited. Upon arrival at the meeting, everyone is required to check in at the registration desk.
--------------------------------------------------------------------------------
Q:   HOW DO I VOTE?
A: You may cast your vote by completing, signing, dating and mailing the proxy form in the enclosed postage-paid envelope. By voting, you will authorize the individuals named on the proxy form, referred to as the proxies, to vote your shares according to your instructions.
--------------------------------------------------------------------------------
Q:   WHAT HAPPENS IF I DO NOT INDICATE MY PREFERENCE FOR ONE OF THE ITEMS?
A: If you do not indicate how you wish to vote for one or more of the directors, the proxies will vote FOR election of all the Directors (Item
     1). If you "withhold" your vote for any of the directors, this will be counted as a vote AGAINST that director. If you leave Item 2 blank, the proxies will vote FOR ratification of the appointment of Kronick Kalada Berdy & Co. (Item 2).
--------------------------------------------------------------------------------
Q:   WHAT IF I VOTE AND THEN CHANGE MY MIND?
A: You can revoke your proxy by writing to us, by voting again via mail, or by attending the meeting and casting your vote in person. Your last vote will be the vote that is counted.
--------------------------------------------------------------------------------
Q:   WHAT CONSTITUTES A QUORUM?
A: As of the record date, March 15, 2002, the Company had 1,964,549 shares of Common Stock outstanding. The holders of Common Stock have the right to cast a total of 1,964,549 votes. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes, which all stockholders are entitled to cast, constitutes a quorum for adopting the proposals at the meeting. If you have properly designated the proxies and indicated your voting preferences by mail, you will be considered part of the quorum, and the proxies will vote your shares as you have instructed them. If a broker holding your shares in "street" name indicates to us on a proxy form that the broker lacks discretionary authority to vote your shares, we will not consider your shares as present or entitled to vote for any purpose.
--------------------------------------------------------------------------------
Q:   IS MY VOTE CONFIDENTIAL?
A: Yes. Proxy forms, ballots and voting tabulations that identify individual stockholders are kept confidential except in certain circumstances where it is important to protect the interests of the Company and its stockholders. Generally, only the judge of election and the employees of the Company processing the votes will have access to your name. They will not disclose your name as the author of any comments you include on the proxy form unless you ask that your name be disclosed to management.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Q:   WHO WILL COUNT THE VOTES?
A: Employees of the Company will tabulate the votes and the judge of election will review their tabulation process.
--------------------------------------------------------------------------------
Q:   WHAT SHARES ARE INCLUDED IN THE PROXY FORM?
A: The shares listed on your form sent by the Company represent all the shares of Common Stock held in your name (as distinguished from those held in "street" name), including those held in the dividend reinvestment plan. You will receive a separate proxy form or forms from your broker if you hold shares in "street" name.
--------------------------------------------------------------------------------
Q:   WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY FORM?
A: It indicates that your shares are held in more than one account, such as two brokerage accounts and registered in different names. You should vote each of the proxy forms to ensure that all of your shares are voted. We encourage you to register all of your brokerage accounts in the same name and address for better stockholder service. You may do this by contacting our transfer agent, American Stock Transfer and Trust Company, at 1-800-937-5449.
--------------------------------------------------------------------------------
Q:   HOW MUCH DID THIS PROXY SOLICITATION COST?
A: The Company solicits proxies from stockholders at an estimated cost of $400. (Note that this fee does not include the costs of printing and mailing the proxy statements.) Some of the officers and other employees of the Company also may solicit proxies personally, by telephone and by mail. The Company will also reimburse brokerage houses and other custodians for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the beneficial owners of Common Stock.
--------------------------------------------------------------------------------
Q:   WHOM CAN I CALL WITH ANY QUESTIONS?
A:   You may call Investor Relations at (570) 587-3421, extension 308.
--------------------------------------------------------------------------------


                               BOARD OF DIRECTORS

                         PROPOSAL TO ELECT THE DIRECTORS
                              Item 1 on Proxy Form

The Company has thirteen directors. Each director holds office for a one-year term. Unless you withhold authority to vote for one or more of the nominees, the persons named as proxies intend to vote for the election of the thirteen nominees for director. All of the nominees are recommended by the Board:

                              David L. Baker
                              Thomas M. Chesnick
                              William F. Farber, Sr.
                              Judd B. Fitze
                              John P. Kameen
                              William A. Kerl
                              Erwin T. Kost
                              William B. Lopatofsky
                              Robert A. Mazzoni
                              J. Robert McDonnell
                              Joseph P. Moore, III
                              Theodore W. Porosky
                              Eric G. Stephens

All nominees have consented to be named in this proxy statement and to serve, if elected, as directors. The Board of Directors has no reason to believe that any of the nominees should be unable to act as a director. However, if any nominee is unable to stand for election, the Board of Directors will designate a substitute. If a substitute nominee is named, the proxies will vote for the election of the substitute.

                                  REQUIRED VOTE

Nominees will be elected who receive a vote equal to a plurality of the shares of stock represented at the meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED ABOVE. ABSTENTIONS AND VOTES WITHHELD FOR DIRECTORS WILL HAVE THE SAME EFFECT AS VOTES AGAINST.

THIS SECTION GIVES BIOGRAPHICAL INFORMATION ABOUT OUR DIRECTORS AND DESCRIBES THEIR MEMBERSHIP ON BOARD OF DIRECTORS' COMMITTEES, THEIR ATTENDANCE AT MEETINGS AND THEIR COMPENSATION.

The following information includes the age of each nominee and current director as of March 15, 2002:

     DAVID L. BAKER, 56
     Director of the Company since 1988 and director of Community Bank and Trust Co. ("Community Bank") since 1993. Senior Vice President of Community Bank. President and Chief Executive Officer of the Company and Community Bank from 1997 to 2000.

     THOMAS M. CHESNICK, 67
     Director of the Company and Community Bank since 2000. Retired. Vice President of Community Bank from 1997 to 1999.

     WILLIAM F. FARBER, SR., 64
     Director of the Company since 1983 and director of Community Bank since 1970. Chairman of the Boards of Directors of the Company and Community Bank. President and Chief Executive Officer since 2001. Retired from 1999 to 2000. President of Farber's Restaurants from 1997 to 1998.

     JUDD B. FITZE, 50
     Director of the Company since 1995 and director of Community Bank since 1993. Partner in Farr, Davis & Fitze, a law firm.

     JOHN P. KAMEEN, 60
     Director of the Company since 1983 and director of Community Bank since 1979. Secretary of the Company and Community Bank. Publisher of The Forest City News.

     WILLIAM A. KERL, 65
     Director of the Company since 2000 and director of Community Bank since 1997. President of Carbondale Concrete Company, Inc. and Kerl Coal, Oil & Trucking Company, Inc.

     ERWIN T. KOST, 58
     Director of the Company since 1997 and director of Community Bank since 1993. President of Kost Tire Distributors, Inc.

     WILLIAM B. LOPATOFSKY, 70
     Director of the Company since 1983 and director of Community Bank since 1982. Retired.

     ROBERT A. MAZZONI, 53
     Director of the Company and Community Bank since 2000. Judge of the Court of Common Pleas of Lackawanna County since July 25, 2001. Partner in Mazzoni & Karam, a law firm, from 1997 to July 24, 2001.

     J. ROBERT MCDONNELL, 66
     Director of the Company since 1983 and director of Community Bank since 1979. Vice Chairman of the Company and Community Bank. Owner of McDonnell's Restaurant.

     JOSEPH P. MOORE, III, 50
     Director of the Company and Community Bank since 2000. President of J.J. Motors, Inc., an automobile dealership.

     THEODORE W. POROSKY, 54
     Director of the Company since 1997 and director of Community Bank since 1989. Owner of Porosky Lumber Company.

     ERIC G. STEPHENS, 50
     Director of the Company since 1988 and director of Community Bank since 1993. Auto dealer, H.L. Stephens and Son, an automobile dealership.


                      COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors of the Company has no standing committees.  The following
information  is  for  committees  of  Community  Bank.   Appointments  to  these
committees occurred January 16, 2002.

-----------------------------------------------------------------------------------------------------------------
                                        EXECUTIVE                             ASSET/
          NAME            EXECUTIVE   COMPENSATION    AUDIT    INVESTMENT   LIABILITY   LOAN   TRUST    MARKETING
-----------------------------------------------------------------------------------------------------------------
David L. Baker                X                                                           X      X          X
-----------------------------------------------------------------------------------------------------------------
Thomas M. Chesnick                                                                        X
-----------------------------------------------------------------------------------------------------------------
William F. Farber, Sr.        X                                     X           X         X
-----------------------------------------------------------------------------------------------------------------
Judd B. Fitze                              X                        X           X                X
-----------------------------------------------------------------------------------------------------------------
John P. Kameen                X            X                        X           X                           X
-----------------------------------------------------------------------------------------------------------------
William A. Kerl                                                                           X                 X
-----------------------------------------------------------------------------------------------------------------
Erwin T. Kost                              X            X                                 X                 X
-----------------------------------------------------------------------------------------------------------------
William B. Lopatofsky                                   X                                        X
-----------------------------------------------------------------------------------------------------------------
Robert A. Mazzoni                                       X
-----------------------------------------------------------------------------------------------------------------
J. Robert McDonnell           X            X                        X           X         X
-----------------------------------------------------------------------------------------------------------------
Joseph P. Moore, III                                                X           X
-----------------------------------------------------------------------------------------------------------------
Joseph P. Moore, Jr.(1)       X                                     X           X
-----------------------------------------------------------------------------------------------------------------
Theodore W. Porosky                                                                       X
-----------------------------------------------------------------------------------------------------------------
Eric G. Stephens              X            X                        X           X
-----------------------------------------------------------------------------------------------------------------

(1)  Director of Community Bank, exclusively.

NUMBER OF MEETINGS

The Company's Board of Directors met 6 times during 2001. Community Bank's Board of Directors met 12 times during 2001. All of the directors attended 75% or more of the Board of Directors and Committee meetings of the Company and Community Bank during 2001.

EXECUTIVE COMMITTEE

The Executive Committee is responsible for exercising the authority of the Board of Directors in the intervals between the meetings of the Board of Directors so far as may be permitted by law.

EXECUTIVE COMPENSATION COMMITTEE

The Executive Compensation Committee is responsible for reviewing salaries, compensation and personnel policies, and the fee structure for advisory boards and directors of the Company and Community Bank. See "Report of the Executive Compensation Committee."

AUDIT COMMITTEE

The Audit Committee is responsible for the review and evaluation of the system of internal controls and corporate compliance with applicable rules, regulations and laws. The Audit Committee meets with Community Bank's internal auditor, outside independent auditors and senior management to review the scope of the internal and external audit engagements, the adequacy of the internal and external auditors, corporate policies to ensure compliance and significant changes in accounting principles. See, "Audit Committee Report."

INVESTMENT COMMITTEE

The Investment Committee is responsible for reviewing the investment portfolio with regard to the purchases and sales of securities, the schedule of maturities, and the portfolio's risk and return.

ASSET/LIABILITY COMMITTEE

The Asset/Liability Committee is responsible for making recommendations to the Board of Directors regarding the asset/liability functions.

LOAN COMMITTEE

The Loan Committee is responsible for reviewing and approving commercial loans, consumer loans, indirect loans, and non-conforming mortgage loans, in excess of $250,000 up to $1.0 million. For conforming mortgages, Fannie Mae guidelines are applicable. The full Board of Directors reviews all loans over $1.0 million.

TRUST COMMITTEE

The Trust Committee is responsible for reviewing the activities of the Trust Department.

MARKETING COMMITTEE

The Marketing Committee is responsible for reviewing the marketing strategies.


                        BOARD OF DIRECTORS' COMPENSATION

DIRECTORS' FEES

Directors' fees are paid by Community Bank as follows:

     Monthly fee for service as Community Bank director
        (except Chairman)........................................... $2,000
     Monthly fee for service as Community Bank Chairman............. $5,000
     2001 year-end bonus fee to each Community Bank director
        (except Mr. Baker).......................................... $1,500

Community Bank directors received in the aggregate $391,500 in fees in 2001. Directors of the Company are not paid for attendance at the Company's Board of Directors meetings. These meetings usually occur quarterly, immediately prior to meetings of Community Bank's Board of Directors.

                                 STOCK OWNERSHIP

THIS SECTION DESCRIBES HOW MUCH STOCK OUR DIRECTORS AND EXECUTIVE OFFICERS OWN. IT ALSO DESCRIBES THE PERSONS OR ENTITIES THAT OWN MORE THAN 5% OF OUR VOTING STOCK.

                 STOCK OWNED BY DIRECTORS AND EXECUTIVE OFFICERS

This table indicates the number of shares of Common Stock owned by the directors and executive officers as of March 15, 2002. The aggregate number of shares owned by all directors and executive officers is 18.56%. Unless otherwise noted, each individual has sole voting and investment power for the shares indicated below.

--------------------------------------------------------------------------------
         NAME OF INDIVIDUAL                 AMOUNT AND NATURE OF         PERCENT
        OR IDENTITY OF GROUP               BENEFICIAL OWNERSHIP(1)      OF CLASS
--------------------------------------------------------------------------------
David L. Baker                                    14,703.602                --
--------------------------------------------------------------------------------
William R. Boyle (2)                               1,448.172                --
--------------------------------------------------------------------------------
Thomas M. Chesnick                                26,463.028              1.35%
--------------------------------------------------------------------------------
William F. Farber, Sr.                           184,020.000              9.37%
--------------------------------------------------------------------------------
Judd B. Fitze                                     13,787.535                --
--------------------------------------------------------------------------------
John P. Kameen                                    20,551.991              1.05%
--------------------------------------------------------------------------------
William A. Kerl                                   13,911.547                --
--------------------------------------------------------------------------------
Erwin T. Kost                                     10,079.000                --
--------------------------------------------------------------------------------
William B. Lopatofsky                             26,832.300              1.37%
--------------------------------------------------------------------------------
Robert A. Mazzoni                                    100.000                --
--------------------------------------------------------------------------------
J. Robert McDonnell                               35,139.000              1.79%
--------------------------------------------------------------------------------
Joseph P. Moore, III                                 100.000                --
--------------------------------------------------------------------------------
Theodore W. Porosky                                3,882.761                --
--------------------------------------------------------------------------------
Scott A. Seasock (2)                               5,031.453                --
--------------------------------------------------------------------------------
Eric G. Stephens                                   8,497.868                --
--------------------------------------------------------------------------------
All Directors and Executive Officers
   as a group (13 Directors, 5 Officers,
   15 persons in total)                          364,548.257             18.56%
--------------------------------------------------------------------------------

(1)  Includes shares held (a) directly, (b) jointly with spouse, (c) by spouse,
     (d) jointly with various relatives, (e) by the transfer agent in the Company's dividend reinvestment account, (f) individually in employee benefit plans, and (g) in various trusts.
(2)  Executive Officer, not a director.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Executive officers, directors and "beneficial owners" of more than ten percent of the Common Stock must file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC") and The NASDAQ Stock Market(R) pursuant to Section 16(a).

We have reviewed the reports and written representations from the executive officers and directors. Based on this review, the Company believes that all filing requirements were met during 2001.

                    VOTING STOCK OWNED BY "BENEFICIAL OWNER"

The following are the persons or entities known by the Company to own beneficially more than five percent of the Common Stock as of March 15, 2002.

--------------------------------------------------------------------------------
  Name and Address                     Number of Shares(1)      Percent of Class
--------------------------------------------------------------------------------
Joseph P. Moore, Jr.                       185,935.000                9.46%
400 Williamson Road
Gladwyne, PA  19035
--------------------------------------------------------------------------------
William F. Farber, Sr.                     184,020.000                9.37%
Crystal Lake Road
R.R. 1, Box 1281
Carbondale, PA  18407
--------------------------------------------------------------------------------

(1)  Includes shares held (a) directly and (b) in various trusts.


                             EXECUTIVE COMPENSATION

THIS SECTION CONTAINS A CHART THAT SHOWS THE AMOUNT OF COMPENSATION EARNED BY OUR EXECUTIVE OFFICERS WHOSE SALARY AND BONUS EXCEEDED $100,000 FOR 2001. IT ALSO CONTAINS THE PERFORMANCE GRAPH COMPARING THE COMPANY'S PERFORMANCE RELATIVE TO ITS PEER GROUP AND THE REPORT OF OUR EXECUTIVE COMPENSATION COMMITTEE EXPLAINING THE COMPENSATION PHILOSOPHY FOR OUR MOST HIGHLY PAID OFFICERS.

                           SUMMARY COMPENSATION TABLE

----------------------------------------------------------------------------------------------------------------------
                                                                             LONG-TERM COMPENSATION
                                                                          -----------------------------
                                        ANNUAL COMPENSATION                     AWARDS          PAYOUTS
                             -----------------------------------------    --------------------  -------
                                                          OTHER ANNUAL             RESTRICTED    LTIP      ALL OTHER
                                     SALARY      BONUS    COMPENSATION    OPTIONS     STOCK     PAYOUTS   COMPENSATION
    NAME AND POSITION        YEAR      ($)        ($)        ($)(4)         (#)        (#)        ($)         ($)
----------------------------------------------------------------------------------------------------------------------
William F. Farber, Sr.       2001   95,000(2)  11,500(3)      -0-           -0-        -0-        -0-         -0-
President and                2000   60,000(2)   1,500(3)      -0-           -0-        -0-        -0-         -0-
Chief Executive Officer(1)   1999   48,000(2)   1,500(3)      -0-           -0-        -0-        -0-         -0-
----------------------------------------------------------------------------------------------------------------------
Scott A. Seasock             2001    100,091   12,000       2,344(5)        -0-        -0-        -0-         -0-
Executive Vice President     2000     97,496   11,400       2,589(5)        -0-        -0-        -0-         -0-
and Chief Financial Officer  1999     94,345   11,400       1,696(5)        -0-        -0-        -0-         -0-
----------------------------------------------------------------------------------------------------------------------

(1) Mr. Farber was appointed President and Chief Executive Officer of Comm Bancorp, Inc. and Community Bank effective January 1, 2001.
(2)  Includes director fees of $60,000 in 2001 and 2000 and $48,000 in 1999.
(3)  Includes director bonus of $1,500 in 2001, 2000 and 1999.
(4) Aggregate perquisites and other personal benefits were less than 10.0 percent of the salary and bonus reported, and therefore, need not be presented.
(5) Represents the contribution Community Bank made on behalf of Mr. Seasock pursuant to the profit sharing plan.

                 REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

Executive compensation for the officers of the Company and Community Bank is determined by the Executive Compensation Committee of Community Bank's Board of Directors. Salaries and bonuses for the executive officers are reviewed annually. All executive compensation is paid by Community Bank to the applicable executive.

EXECUTIVE COMPENSATION COMMITTEE REPORT

The Board of Directors is responsible for the governance of the Company and Community Bank. In fulfilling its fiduciary duties, the Board of Directors acts in the best interests of the Company's stockholders, customers and the communities served by the Company and Community Bank. To accomplish the strategic goals and objectives of the Company, the Board of Directors engages competent persons who undertake to accomplish these objectives with integrity and in a cost-effective manner. The compensation of these individuals is part of the Board of Directors' fulfillment of its duties to accomplish the Company's strategic mission. Community Bank provides compensation to the employees of the Company and Community Bank.

The fundamental philosophy of the Company's and Community Bank's compensation program is to offer competitive compensation opportunities for all employees based on the individual's contribution and personal performance. The objective of the Executive Compensation Committee is to establish a fair compensation policy to govern executive officers' base salaries and incentive plans to attract and motivate competent, dedicated and ambitious managers whose efforts will enhance the products and services of the Company, the results of which will be improved profitability, increased dividends to our stockholders and subsequent appreciation in the market value of our stock.

The compensation of the Company's and Community Bank's top executives is reviewed and approved annually by the Board of Directors. The top executives whose compensation is determined by this committee include the Chief Executive Officer and all other executive management. As a guideline for review in determining base salaries, this committee uses information composed from a Pennsylvania bank peer group. This bank peer group is different than the peer group utilized for the performance chart. Pennsylvania peer group banks have been utilized because of common industry issues and competition for the same executive talent group.

EXECUTIVE COMPENSATION

The Board of Directors has determined that the 2001 compensation for the President and Chief Executive Officer of $106,500 and the Executive Vice President and Chief Financial Officer of $112,091 were appropriate in light of the Company's 2001 performance accomplishments. There is no direct correlation, however, between such compensation and the Company's performance, nor is there any weight given by the Committee to any specific individual criteria. Such 2001 compensation was based on the Committee's subjective determination after review of all information that it deemed relevant.

EXECUTIVE OFFICERS

Compensation for the Company's and Community Bank's executive officers is determined by the Executive Compensation Committee based on its subjective analysis of the individual's contribution to the Company's strategic goals and objectives. In determining whether strategic goals have been achieved, the Board of Directors considers the Company's performance as measured by, among numerous other factors, the following: (i) earnings; (ii) revenues; (iii) return on assets; (iv) return on equity; (v) market share; (vi) total assets; and (vii) non-performing loans. Although the performance and increases in compensation are measured in light of these factors, there is no direct correlation between any specific criterion and the employee's compensation, nor is there any specific weight provided to any such criteria in this committee's analysis. The determination by this committee is subjective after review of all information, including the above, it deems relevant.

Total compensation opportunities available to the employees of the Company and Community Bank are influenced by general labor market conditions, the specific responsibilities of the individual and the individual's contributions to the Company's success. Individuals are reviewed annually on a calendar year basis. The Company strives to offer compensation that is competitive with that offered by employers of comparable size in the banking industry. Through these compensation policies, the Company strives to meet its strategic goals and objectives to its constituencies and provide compensation that is fair and meaningful to its employees.

                Submitted by the Executive Compensation Committee

                                  Judd B. Fitze
                                 John P. Kameen
                                  Erwin T. Kost
                               J. Robert McDonnell
                                Eric G. Stephens


                          ESTIMATED RETIREMENT BENEFITS

Community Bank has a profit sharing plan, which covers all employees who have completed 1,000 hours of service, attained twenty-one (21) years of age and have been employed by Community Bank for at least one year. Normal retirement age is sixty-five (65). The normal retirement benefit is the accumulated account balance of annual contributions, investment income and forfeitures. The annual contribution is determined by the Board of Directors each year. Contributions are allocated to each participant based on a pro-rata share of compensation covered under the plan. Investment income is allocated to each participant based on a pro-rata share of the account balances accumulated at the beginning of the year. Forfeitures are allocated to each participant based on a pro-rata share of compensation covered under the plan. If a participant separates from service prior to retirement, the participant will be entitled to a portion of the profit sharing account based on years of service according to the following schedule:

              Years of Service                     Vested Interest
              ----------------                     ---------------
                Less than 1                               0%
                     1                                   10%
                     2                                   20%
                     3                                   30%
                     4                                   40%
                     5                                   60%
                     6                                   80%
                 7 or more                              100%

A participant is always one hundred percent (100%) vested in pension plan transferred balances.

During 2001, $77,626 was allocated among the participants' accounts for the plan. The amount contributed by Community Bank in 2001 to the plan for Mr. Seasock was $2,344. There was no amount contributed to the plan in 2001 for Mr. Farber. Mr. Seasock had fifteen (15) years of credited service under the plan.


                          CHANGE IN CONTROL AGREEMENTS

EXECUTIVE EMPLOYMENT AGREEMENTS

During 2001, we entered into written employment agreements with Scott A. Seasock, Executive Vice President and Chief Financial Officer, and William R. Boyle, Senior Vice President and Chief Credit Officer. Mr. Seasock's initial annual salary was $97,985. Mr. Boyle's initial annual salary was $72,020. These agreements contain severance payments based upon non-renewal of these agreements or the change in control of the Company or Community Bank.

With respect to salary and benefits, both of these agreements contain the following same provisions:

o Salary will be annually reviewed and increased based on performance, but such increase shall be no less than the North-Eastern Pennsylvania Domestic Consumer Price Index percentage rate;

o    Each officer shall participate in the Executive Bonus Plan; and

o Each officer shall receive the usual and customary benefits for an officer of his rank and status in the banking industry, such as the use of an automobile, participation in a retirement plan, health, disability and life insurances, vacation and reimbursement for business related expenses.

In the event that each of these officers serves at least one full year under his respective employment agreement and we give notice of our intent not to renew the employment agreement, then the affected officer may, at his sole discretion, terminate his employment and receive a severance payment equal to 24 months of his then current salary plus any vested employee benefits.

If a change in control of the Company or Community Bank has occurred and the officer is terminated by reason of such change in control or for any other good reason, then the Company or its successor is obligated to pay the terminated officer his then current salary and maintain his long-term disability and medical benefits for a period of 24 months. All other benefits of the officer shall cease upon termination under one of these conditions.

A change of control under these agreements is defined as:

o A substantial sale or disposition of the Company's or Community Bank's assets or operations;

o A person holding beneficial ownership of enough shares of our stock to gain majority control of the Board of Directors; or

o At any time during any 24 consecutive months commencing July 1, 2001, a majority of the directors of the Company or Community Bank are persons who were not members of the respective boards at the beginning of such period, unless changes in the board's memberships were the result of death, voluntary resignation or retirement.

A termination for good reason under these agreements is defined as:

o Without the officer's consent, any assignment of duties other than duties described in the agreement;

o Any removal of the officer from, or failure to re-elect the officer to, his position without cause;

o    Any failure to pay the officer his benefits as described in his agreement;

o    Any material breach of the agreement by the Company or Community Bank; or

o    A change in control.

                           FIVE-YEAR PERFORMANCE GRAPH

Set forth below is a line graph comparing the cumulative total stockholder return on the Company's Common Stock, based on the market price change and assuming reinvestment of dividends, with the cumulative total return of the index for The NASDAQ Stock Market(R) (US Companies) and the index for Mid-Atlantic Bank Stocks (Delaware, Maryland, New Jersey, New York, Pennsylvania and Washington, D.C. Companies) during the five-year period ended December 31, 2001. The stockholder return shown on the graph and table below is not necessarily indicative of future performance.
















NOTES:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

B. The indices are reweighted daily, using the market capitalization on the previous trading day.

C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

D.   The index level for all series was set to $100.0 on 12/31/96.

                                              1996    1997    1998    1999    2000    2001
                                             -----   -----   -----   -----   -----   -----
Comm Bancorp, Inc.                           100.0   138.5   111.9   158.3   124.7   118.6
The NASDAQ Stock Market(R)(US Companies)     100.0   122.5   172.7   320.9   193.0   153.2
Mid-Atlantic Bank Stocks                     100.0   142.1   157.6   200.2   245.3   231.2

                             AUDIT COMMITTEE REPORT

The Audit Committee is made up of the following directors: Erwin T. Kost, Chairman; William B. Lopatofsky; and Robert A. Mazzoni; through January 15, 2003. For more background information on these directors, see the section entitled "Board of Directors." The Audit Committee operates pursuant to a charter approved and adopted by the Board on April 19, 2000. A copy of the charter is included as Exhibit 1 to this Proxy Statement. In accordance with the charter, all of the members of the Audit Committee are independent and financially literate and at least one member of the Audit Committee has accounting or related financial management expertise.

The Audit Committee, on behalf of the Board, oversees the Company's financial reporting process. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements and the footnotes to these statements for the Company's fiscal year 2001 Annual Report to Stockholders and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Company's outside auditors are responsible for expressing an opinion on the conformity of the Company's audited financial statements to accounting principles generally accepted in the United States of America. The Audit Committee reviewed and discussed with the outside auditors their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters required to be discussed by the Audit Committee with the Company's outside auditors under auditing standards generally accepted in the United States of America. The Company's outside auditors have expressed the opinion that the Company's audited financial statements conform to accounting principles generally accepted in the United States of America.

The Audit Committee discussed with the outside auditors the outside auditors' independence from management and the Company, and received the written disclosures concerning the outside auditors' independence required by the Independence Standards Board to be made by the outside auditors to the Company.

Over the past year, the Audit Committee discussed with the Company's internal and outside auditors the overall scope and plans for their respective audits. The Audit Committee met with the internal and outside auditors to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001, to be filed with the SEC. The Audit Committee also recommended to the Board of Directors the selection of Kronick Kalada Berdy & Co., Certified Public Accountants, to serve as the Company's outside auditors for the year ending December 31, 2002.

                        Submitted by the Audit Committee

                                  Erwin T. Kost
                              William B. Lopatofsky
                                Robert A. Mazzoni

                              INDEPENDENT AUDITORS

        PROPOSAL TO RATIFY THE APPOINTMENT OF KRONICK KALADA BERDY & CO.
                              Item 2 on Proxy Form

Kronick Kalada Berdy & Co., Certified Public Accountants, have audited the consolidated financial statements of the Company and Community Bank for many years, and the Board of Directors has appointed them for 2002. From time to time Kronick Kalada Berdy & Co. also performs consulting work for the Company. The firm has no other relationship with the Company or Community Bank except the existing professional relationship as certified public accountants. The Audit Committee and the Board of Directors believe that Kronick Kalada Berdy & Co.'s long-term knowledge of the Company and Community Bank is valuable to the Company. Representatives of Kronick Kalada Berdy & Co. have direct access to members of the Audit Committee and regularly attend their meetings.

A representative of Kronick Kalada Berdy & Co. will attend the stockholders' meeting and will have the opportunity to make a statement if he or she desires to do so. This representative will also be available to respond to appropriate questions.

                                  REQUIRED VOTE

The proposal will be approved if it receives an affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE APPOINTMENT OF KRONICK KALADA BERDY & CO. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.


                                   AUDIT FEES

Kronick Kalada Berdy & Co. billed the Company $44,400 in 2001 for services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2001, and the reviews of the financial statements included in the Company's reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2001.


          FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

Kronick Kalada Berdy & Co. did not, during 2001, directly or indirectly, operate, or supervise the operation of, the Company's information system or manage the Company's local area network. Also, Kronick Kalada Berdy & Co. did not, during 2001, design or implement a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole. Accordingly, Kronick Kalada Berdy & Co. did not, in 2001, bill the Company for any of these services.


                                 ALL OTHER FEES

Kronick Kalada Berdy & Co. billed the Company $16,630 in 2001 for other services rendered. These services were for the performance of agreed upon procedures with respect to the trust, information services and human resource departments of Community Bank and tax return preparation services. All services that were performed by Kronick Kalada Berdy & Co., were done by permanent, full-time employees and partners of the firm.

The Audit Committee considered whether the provision of the services rendered above was compatible with maintaining the independence of Kronick Kalada Berdy & Co. as the independent outside auditors. The Audit Committee concluded that the independence of the firm was maintained.

                                OTHER INFORMATION

THIS SECTION SETS OUT OTHER INFORMATION YOU SHOULD KNOW BEFORE YOU VOTE.

      TRANSACTIONS INVOLVING THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS

The Company encourages its directors and executive officers to have banking and financial transactions with Community Bank. All of these transactions are made on comparable terms and with similar interest rates as those prevailing for other customers.

The total consolidated loans made by the Company at December 31, 2001, to its directors and executive officers as a group, members of their immediate families and companies in which they have a 10% or more ownership interest was $2.6 million or 6.3% of the Company's total consolidated capital accounts. The largest amount for all of these loans in 2001 was $2.7 million or 6.6% of the Company's total consolidated capital accounts. During 2001, advances and repayments on these loans were $1.0 million and $0.9 million, respectively. These loans did not involve more than the normal risk of collectibility nor did they present other unfavorable features.

From time to time, we engage Judd B. Fitze to represent the Company as an attorney. Mr. Fitze is a director of the Company and Community Bank. Mr. Fitze received $6,600 in 2001 for his legal service on behalf of the Company and Community Bank.

                        NO SIGNIFICANT LEGAL PROCEEDINGS

The Company and Community Bank are not parties to any legal proceedings that could have any significant effect upon the Company's financial condition or income. In addition, the Company and Community Bank are not parties to any legal proceedings under federal and state environmental laws.


                             OTHER PROPOSED ACTIONS

The Board of Directors is not aware of any other matters to be presented at the meeting. If any other matters should properly come before the meeting, the persons named in the enclosed proxy form will vote the proxies in accordance with their best judgment.


          STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2003 ANNUAL MEETING

Stockholder proposals for the 2003 Annual Meeting must be received by January 9, 2003, to be considered for inclusion in the Company's 2003 Proxy Statement. Stockholder proposals for the 2003 Annual Meeting for which the proponents do not desire them to be included in the Company's 2003 Proxy Statement must be received by March 26, 2003. Such proposals should be addressed to the Secretary. Under the Company's Bylaws, notice of any stockholder nomination for director must be given by mail or by personal delivery to the Secretary no later than 60 days in advance of the meeting. Stockholders wishing to make nominations should contact the Secretary as to information required to be supplied in such notice.

                        ADDITIONAL INFORMATION AVAILABLE

THE COMPANY FILES AN ANNUAL REPORT ON FORM 10-K WITH THE SEC. STOCKHOLDERS MAY OBTAIN A PAPER COPY OF THIS REPORT (WITHOUT EXHIBITS), WITHOUT CHARGE, BY WRITING TO SCOTT A. SEASOCK, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, COMM BANCORP, INC., 125 NORTH STATE STREET, CLARKS SUMMIT, PA 18411,
(570) 586-0377.

IN ADDITION, A COPY OF THE ANNUAL DISCLOSURE STATEMENT OF COMMUNITY BANK MAY BE OBTAINED, WITHOUT CHARGE, FROM SCOTT A. SEASOCK.

By order of the Board of Directors,


/s/ William F. Farber, Sr.
----------------------------------------
William F. Farber, Sr.
Chairman
Clarks Summit, Pennsylvania
May 9, 2002

                                    EXHIBIT 1

                                     CHARTER
                                     OF THE
                                 AUDIT COMMITTEE

Preamble
--------

There shall be a standing committee of the Board of Directors to be known as the Audit Committee.

The Audit Committee shall consist exclusively of Directors who are independent of management and who are not officers or employees of the Company or of any entity controlling, controlled by or under common control with the Company, and who are not a beneficial owner of a controlling interest in the voting stock of the Company.

Audit Committee members and its chairman shall be appointed by the full Board of Directors. The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.

Responsibilities
----------------

o The Audit Committee shall assist the Board of Directors in fulfilling its oversight responsibilities of the financial reporting, auditing, internal control, and compliance with the laws and regulations relating to the safety and soundness of the Company.

o The Audit Committee shall provide open avenues of communication among the internal auditors, the independent accountants, and the Board of Directors.

o At the direction of, or with the concurrence of the Board of Directors, the Audit Committee shall conduct or authorize investigations into matters within the Audit Committee's scope of responsibilities, and authorize the retention of independent counsel, accountants or other assistance needed to assist in such an investigation.

o The Audit Committee shall do whatever else the law, the Company's charter or bylaws or the Board of Directors requires.

o At the direction of, or with the concurrence of the Board of Directors, the Audit Committee shall engage independent accountants for the purposes of performing outside audits and for such other purposes as the Audit Committee deems necessary. The Audit Committee shall also review and dismiss the independent accountants, if deemed necessary. The Audit Committee shall also review and approve any fees paid to the independent accountants.

o The Audit Committee shall select, replace, reassign, or dismiss the director of internal audit, subject to approval by the full Board of Directors.

o The Audit Committee shall confirm and assure the independence of the internal auditor and the independent accountants.

o Any recommendations by either management or the independent accountants to engage additional auditors shall be referred to the Audit Committee for consideration. The decision of the Audit Committee shall be subject to the approval of the full Board of Directors.

o The Audit Committee shall insure that the director of internal auditing and the independent accountants coordinate the internal and external audits to insure that there is completeness of coverage, reduced redundancy and effective use of audit resources.

o The Audit Committee shall ascertain that the independent accountants view the Board of Directors as its client. At least annually, the independent accountants shall be available to meet with the full Board of Directors. The independent accountants shall provide the committee with a timely analysis of significant financial reporting issues.

o The Audit Committee shall consider, in consultation with the independent accountants and the director of internal auditing, the scope of both the internal audit and the external audit.

o Management, the director of internal auditing and the independent accountants shall report to the Audit Committee about significant risks and exposures to the Company and, the Audit Committee shall assess management's steps to minimize them.

o The Audit Committee will review the following with the independent accountants and the director of internal audit:

     -- The adequacy and effectiveness of the Company's internal controls, including computerized information system controls and security thereof.

     -- The Company's compliance with the laws and regulations relating to safety and soundness.

     -- Any significant findings and recommendations made by the independent accountants or director of internal audit, together with management's responses to them.

o As soon as practicable after the completion of the annual examination, the Audit Committee will review the following with management and the independent accountants:

     -- The Company's annual consolidated financial statements and related footnotes.

     -- The independent accountant's audit of and report on the financial statements.

     -- The independent accountant's qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive, or conservative, the accounting principles and underlying estimates are.

     -- Any serious difficulties or disputes with management encountered during the course of the audit.

     -- Anything else about the procedures or findings that auditing standards generally accepted in the United States of America, specifically Statement on Auditing Standard No. 61, requires the independent accountants to discuss with the Committee.

o The Audit Committee will consider and review with management and the director of internal audit:

     -- Any significant findings during the year and management's responses to them.

     -- Any difficulties the internal auditor encountered while conducting audits, including any restrictions on the scope of their work or access to required information.

     -- Any changes to the planned scope of the Company's internal audit plan that the Audit Committee thinks advisable.

     --   The internal auditing department's budget and staffing.

o The Audit Committee will review the interim financial reports with management and the independent accountants and the director of internal auditing, if necessary, before those interim reports are released to the public or filed with the SEC or other regulators.

o The Audit Committee will review annual filings with the SEC and other published documents containing the Company's financial statements and will consider whether the information is consistent with the information in the financial statements.

o If necessary, the Audit Committee will prepare a letter for inclusion in the Annual Report that describes the committee's composition and responsibilities and how the responsibilities were fulfilled.

o Annually review and recommend to the Board of Directors any changes in the Audit Committee's Charter.

o Review policies and procedures covering officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of those areas by the internal auditor or the independent accountants.

o Review, with the director of internal auditing and the independent accountants, the results of their examination on compliance with the Company's code of conduct.

o Review legal and regulatory matters that may have a material effect on the Company's financial statements, compliance policies and programs and reports from regulators.

o Meet with the director of internal auditing, the independent accountants and management in separate executive sessions to discuss any matters the committee or these groups believe should be discussed privately with the Audit Committee.

Procedures
----------

The Audit Committee shall meet at least four times each year or more frequently if circumstances make that preferable. The Audit Committee Chairman has the power to call a committee meeting whenever he or she thinks there is a need. An Audit Committee member should not vote on any matter in which he or she is not independent. The Audit Committee may ask members of management or others to attend the meetings and is authorized to receive all pertinent information from management.

                        [COMMBANCORP, INC. LOGO-GRAPHIC]

                                      PROXY
            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 7, 2002
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Scott A. Seasock and William R. Boyle and each or any of them, Proxies of the undersigned, with full power of substitution, to vote all of the shares of Comm Bancorp, Inc. (the "Company") that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at Elk Mountain Ski Resort, Route 374, Union Dale, Pennsylvania 18470, on Friday, June 7, 2002, at 10:30 a.m., prevailing time, and at any adjournment or postponement thereof as follows:

1.   PROPOSAL TO ELECT THE DIRECTORS TO SERVE FOR A ONE-YEAR TERM.

     [ ]  FOR ALL NOMINEES LISTED BELOW          [ ]  WITHHOLD AUTHORITY - to
          (except as marked to the contrary           vote for all nominees
          below)                                      listed below

         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

     David L. Baker, Thomas M. Chesnick, William F. Farber, Sr., Judd B. Fitze, John P. Kameen, William A. Kerl, Erwin T. Kost, William B. Lopatofsky, Robert A. Mazzoni, J. Robert McDonnell, Joseph P. Moore, III, Theodore W. Porosky, Eric G. Stephens

     The Board of Directors recommends a vote FOR the proposal to elect the Directors.

________________________________________________________________________________


2. PROPOSAL TO RATIFY THE APPOINTMENT OF KRONICK KALADA BERDY & CO. AS THE INDEPENDENT AUDITORS FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2002.

     [ ]  FOR                   [ ]  AGAINST

     The Board of Directors recommends a vote FOR this proposal.

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE AND FOR PROPOSAL 2.

                                        Dated: ___________________________, 2002

Number of Shares Held of Record on      ________________________________________
March 15, 2002 - _______________
                                        ________________________________________
                                        Signature(s)                    (Seal)

[ ] PLEASE CHECK THIS BOX IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF SO, NUMBER ATTENDING: __________

THIS PROXY MUST BE DATED AND SIGNED BY THE STOCKHOLDER. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.